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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


       We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-50137, 333-90393 and 333-56606) and the Registration Statement on Form S-3 (File No. 333-48540) of our report dated February 19, 2001 relating to the financial statements and financial statement schedule which appear in this Annual Report on Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
March 29, 2001